AMENDED AND RESTATED EMPLOYMENT AGREEMENT

June 15, 2013

This Amended and Restated Employment Agreement (“Agreement”) is made this 15th day of June, 2013 (the “Agreement Date”) between the following parties (“Parties”):

(i)	BOK Financial Corporation, an Oklahoma corporation (“BOK Financial”); and,

(ii)	Daniel H. Ellinor, an individual currently residing in Tulsa, Oklahoma (the “Executive”).

BOK Financial and Executive, in consideration of the promises and covenants set forth herein (the receipt and adequacy of which are hereby acknowledged) and intending to be legally bound hereby, agree as follows:

(1)	Purpose of This Agreement. The purpose of this Agreement is as follows:

(a)
BOK Financial is a financial holding company, subject to regulation by the Board of Governors of the Federal Reserve System. The subsidiaries of BOK Financial include BOKF, NA, a national association engaged in banking and BOSC, Inc., a registered broker-dealer.

(b)
The Executive has extensive prior experience in financial services and banking and is currently employed as a Senior Executive Vice-President of BOK Financial and BOKF, NA, reporting to the Chief Executive Officer.

(c)
The purpose of this Agreement is to set forth the terms and conditions on which BOK Financial shall employ the Executive and the Executive shall serve as an officer of BOK Financial, BOKF, NA, and other of their affiliates.

(2)
Prior Agreement Superseded. This agreement supersedes, from and after the Effective Date, any employment agreement between Executive and BOK Financial and/or BOKF, NA (excluding, for avoidance of doubt, any rights of Executive arising under the BOK Financial 2003 Stock Option Plan, the BOK Financial 2009 Omnibus Incentive Plan, and the BOK Financial 2011 True-Up Plan).

(3)	Employment. Effective as of January 1, 2014, BOK Financial hereby employs the Executive, and the Executive hereby accepts employment with BOK Financial, on the following terms and conditions:

(a)	Executive shall serve as a member of the Board of Directors and as Chief Operating Officer of BOK Financial and as a member of the Board of Directors and as Chief

Operating Officer of BOKF, NA. Executive shall be responsible for those divisions and business lines of BOK Financial and BOKF, NA as the Chief Executive has heretofore established and as may hereafter be established by the Chief Executive Officer from time to time.

(b)
Executive shall devote all time and attention reasonably necessary to the affairs of BOK Financial and BOKF, NA and shall serve BOK Financial and BOKF, NA diligently, loyally, and to the best of his ability.

(c)
Executive shall serve in such other or additional positions as an officer and/or director of BOK Financial and BOKF, NA or any of their affiliates as the Chief Executive Officer of BOK Financial may reasonably request; provided, however, Executive's residence and place of work shall be in the Tulsa, Oklahoma area.

(d)
Notwithstanding anything herein to the contrary, Executive shall not be precluded from engaging in any charitable, civic, political or community activity or membership in any professional organization.

(4)
Compensation. As the sole, full and complete compensation to the Executive for the performance of all duties of Executive under this Agreement and for all services rendered by Executive to BOK Financial and/or to any affiliate of BOK Financial:

(a)
BOK Financial shall pay the Executive an annual salary (the “Annual Salary”) equal to Executive's Annual Salary in effect as of the Agreement Date during the Term (as hereafter defined). The Annual Salary shall be payable in installments in arrears, less usual and customary payroll deductions for FICA, federal and state withholding, and the like, at the times and in the manner in effect in accordance with the usual and customary payroll policies generally in effect from time to time at BOK Financial.

(b)
The Annual Salary shall not be decreased at any time during the Term of this Agreement. The Annual Salary may be increased annually in accordance with BOK Financial's compensation review practices in effect from time to time for senior executives.

(c)
BOK Financial shall pay and provide to Executive pension, thrift, medical insurance, disability insurance plan benefits, and other fringe benefits, on the same terms and conditions generally in effect for senior executive employees of the BOK Financial and its affiliates (the “Additional Benefits”).

(d)
BOK Financial may, from time to time in BOK Financial's sole discretion consistent with the practices generally in effect for senior executive employees of the BOK Financial and its affiliates, pay or provide, or agree to pay or provide Executive a bonus, stock option, restricted stock, other incentive or performance based compensation.

(i)
BOKF Financial shall provide annual incentive and long term incentive awards to Executive in accordance with BOK Financial's Executive Incentive Compensation Plan as adopted by the BOK Financial's Board of Directors from time to time and BOK Financial's existing True-Up Plan.

(ii)
All such bonus, stock option, restricted stock, or other incentive or performance based compensation, regardless of its nature (hereinafter called “Performance Compensation”) shall not constitute Annual Salary.

(e)
BOK Financial shall reimburse Executive for reasonable and necessary entertainment, travel and other expenses in accordance with BOK Financial's standard policies in general effect for senior executives of BOK Financial.

(f)
Executive shall be allowed vacation, holidays, and other employee benefits not described above in accordance with BOK Financial's standard policy in general effect for BOK Financial's senior executives. Executive shall be entitled to four weeks paid vacation each year.

(g)	BOK Financial shall permit Executive to participate in a deferred compensation plan on the terms and conditions established by BOK Financial for senior executives.

(h)
Executive hereby agrees to accept the foregoing compensation as the sole, full and complete compensation to Executive for the performance of all duties of Executive under this Agreement and for all services rendered by Executive to BOK Financial or any affiliate of BOK Financial.

(5)
Term of Employment. The term (the “Term”) of Executive's employment (“Employment”) pursuant to this Agreement shall commence on the Agreement Date (the “Commencement”) and shall continue thereafter provided that upon ninety days prior written notice, either Party may terminate this Agreement.

(6)	Termination of Employment. Notwithstanding the provisions of paragraph 5 of this Agreement, the Employment may be terminated on the following terms and conditions:

(a)
Termination by BOK Financial Without Cause. In the event BOK Financial terminates Employment of Executive without cause during the Term or upon termination of this Agreement as provided in Paragraph 5:

(i)
BOK Financial shall forthwith upon such termination (A) pay to Executive BOK Financial's standard severance pay for senior executives in effect at the time of termination and, in addition, an amount equal to Executive's then Annual Salary payable in one lump sum payment, (B) the Executive shall be entitled to receive any Additional Benefits accrued through, but not beyond the effective date of such termination which are payable under the terms and provisions of benefit plans then in effect in accordance with paragraph 4(c)

above, (C) Executive shall be entitled to receive pay for vacation in accordance with BOK Financial's then existing policy for terminating senior executives, (D) options held by Executive under the BOKF 2003 Stock Option Plan and the BOKF 2009 Omnibus Incentive Plan shall vest shall be exercisable for a period of ninety days following such termination as provided in such plans, (E) Restricted stock held by Executive shall continue to be owned by the Executive, but shall remain subject to all restrictions applicable to the restricted stock as provided under the Executive Incentive Plan and the 2009 Omnibus Incentive Plan, and (F) Executive shall be entitled to receive those amounts due Executive pursuant to paragraph 8(b) and shall be bound by the Non-Solicitation Agreement (as hereafter defined).

(ii)
If Executive is terminated for any reason other than for cause following a Change of Control (as hereafter defined), BOK Financial shall pay Executive upon such termination in one lump sum payment an amount equal to two times Executive's then Annual Salary at the time of termination in addition to an amount equal to Executive's then Annual Salary through, but not beyond the effective date of the termination. This payment shall be in lieu of any payment that would otherwise be paid pursuant to paragraph 6(a)(i)(A), but Executive shall be entitled to the benefit of the other provisions of paragraph 6(a)(i). As used herein, a Change of Control shall be deemed to have occurred if, and only if:

(A)
George B. Kaiser, affiliates of George B. Kaiser, George B. Kaiser Foundation, George Kaiser Family Foundation, and/or members of the family of George B. Kaiser collectively cease to own more shares of the voting capital stock of BOK Financial than any other shareholder (or group of shareholders acting in concert to control BOK Financial to the exclusion of George B. Kaiser, affiliates of George B. Kaiser, George B. Kaiser Foundation, George Kaiser Family Foundation, and/or members of the family of George B. Kaiser); or,

(B)	BOK Financial shall cease to own directly and indirectly more than fifty percent (50%) of the voting capital stock of BOKF, NA.

(b)	Termination by BOK Financial for Cause. BOK Financial may terminate the Employment for cause on the following terms and conditions:

(i)	BOK Financial shall be deemed to have cause to terminate Executive's Employment only in one or more of the following events:

(A)	The Executive shall fail to substantially perform his obligations under this Agreement (except as a result of Executive's incapacity due to physical or mental illness) after having first received notice of such failure and thirty days within which to correct the failure;

(B)	The Executive commits any act which is reasonably deemed to have been intended by Executive to injure BOK Financial or any of its affiliates;

(C)
The Executive is charged, indicted or convicted of any criminal act or act involving moral turpitude which BOK Financial reasonably deems adversely affects the suitability of Executive to serve BOK Financial or any of its affiliates;

(D)
The Executive commits any dishonest or fraudulent act which BOK Financial reasonably deems material to BOK Financial or any of its affiliates, including the reputation of BOK Financial or any of its affiliates; or,

(E)
Any refusal by Executive to obey orders or instructions of the Chief Executive Officer of BOK Financial or BOKF, NA, unless such instructions would require Executive to commit an illegal act, could subject Executive to personal liability, would require Executive to violate the terms of this Agreement, are inconsistent with recognized ethical standards, or would otherwise be inconsistent with the duties of an officer of a bank.

(ii)
BOK Financial shall be deemed to have cause to terminate Executive's Employment only when a majority of the members of the Board of Directors of BOK Financial finds that, in the good faith opinion of such majority, the Executive committed one or more of the acts set forth in clauses (A) through (E) of the preceding subparagraph, such finding to have been made after at least twenty (20) business days' notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before such majority. The determination of such majority, made as set forth above, shall be binding upon BOK Financial and the Executive.

(iii)
The effective date of a termination for cause shall be the date of the action of such majority finding the termination was with cause. In the event BOK Financial terminates Executive's Employment for cause, (A) BOK Financial shall pay Executive the Executive's then Annual Salary through, but not beyond, the effective date of the termination and (B) the Executive shall receive those Additional Benefits accrued through but not beyond the effective date of such termination which are payable under the terms and provisions of benefit plans then in effect in accordance with paragraph 4(c) above, (C) BOK Financial shall pay the Executive for vacation in accordance with BOK Financial's then existing policy for senior executives, and (D)

Executive shall be entitled to receive those amounts due Executive pursuant to paragraph 8(b) and Executive shall be bound by the provisions of the Non-Solicitation Agreement.

(7)
Provisions Respecting Illness and Death. In the event Executive becomes disabled as defined in Section 409A(a)(2)(C) of the Internal Revenue Code, BOK Financial may terminate Executive's Employment without further or additional compensation being due the Executive from BOK Financial except Annual Salary accrued through the date of termination, Additional Benefits accrued through the date of such termination under benefit plans then in effect in accordance with paragraph 4(c) above, and vacation in accordance with BOK Financial's then existing policy for senior executives, and the provisions of paragraph 8 shall apply. Without limiting the generality of paragraph 4(c), Executive shall upon such termination receive those benefits provided in BOK Financial's long term disability policy then in effect. In the event of the death of the Executive, the Employment of the Executive shall automatically terminate as of the date of death without further or additional compensation being due the Executive, except BOK Financial shall pay to the estate of the Executive the Annual Salary in effect on the date of death and accrued through the date of termination and the Additional Benefits accrued through the date of such termination under benefit plans then in effect in accordance with paragraph 4(c) above. BOK Financial shall make the payments due Executive in one lump sum within forty-five days following the date of termination.

(8)	Agreement Not to Solicit. The provisions of this paragraph are hereafter called the “Non-Solicitation Agreement”.

(a)
Executive agrees that, for a period of two (2) years following any termination of the Employment for cause, and for a period of one (1) year following any termination of the Employment for any reason other than cause (including expiration of the Term), Executive shall not directly or indirectly (whether as an officer, director, employee, partner, stockholder, creditor or agent, or representative of other persons or entities) contact or solicit, in any manner indirectly or directly, individuals or entities who were at any time during the original or any extended Term clients of BOK Financial or any of its affiliates for the purpose of providing banking, trust, investment, or other services provided by BOK Financial or any of its affiliates during the Term or contact or solicit employees of BOK Financial or any affiliates of BOK Financial to seek employment with any person or entity except BOK Financial and its affiliates. This Non-Solicitation Agreement shall not apply to ownership by Executive of up to ten percent (10%) of the common stock of a corporation traded on the facilities of a national securities exchange engaged in the banking business of which Executive is not a director, officer, employee, agent or representative.

(b)
BOK Financial shall pay Executive, in addition to any other amounts which may be due Executive, during each year in which the Non-Solicitation Agreement is in effect, $3,000 payable in installments in arrears, less usual and customary payroll deductions for FICA, federal and state withholding, and the like, at the times and in the manner in effect in accordance with the usual and customary payroll policies generally in effect from time to time at BOK Financial. Notwithstanding the foregoing, the amounts due for the first six months of the Non-Competition Agreement shall be paid in a lump sum as soon administratively possible following such six month period if Executive is determined to be a "specified employee as defined in Section 409A(a)(2)(B)(i).

(c)	Executive agrees that the Non-Solicitation Agreement and all the restrictions set forth in this Non-Solicitation Agreement are fair and reasonable.

(d)
Executive agrees that (i) any remedy at law for any breach of this Non- Agreement would be inadequate, (ii) in the event of any breach of this Non-Solicitation Agreement, the terms of this Non-Solicitation Agreement shall constitute incontrovertible evidence of irreparable injury to BOK Financial, and (iii) BOK Financial shall be entitled to both immediate and permanent injunctive relief without the necessity of establishing or posting any bond therefor to preclude any such breach (in addition to any remedies of law to which BOK Financial may be entitled).

(9)	Confidential Information. All references in this Section 9 to BOK Financial shall include BOK Financial's affiliates.

(a)
Executive acknowledges that, during the Term and prior to the Term, Executive has had and will have access to Confidential Information (as hereinafter defined), all of which shall be made accessible to Executive only in strict confidence; that unauthorized disclosure of Confidential Information will damage BOK Financial's business; that Confidential Information would be susceptible to immediate competitive application by a competitor of BOK Financial; that BOK Financial's business is substantially dependent on access to and the continuing secrecy of Confidential Information; that Confidential Information is unique to BOK Financial and known only to Executive and certain key employees and contractors of BOK Financial; that BOK Financial shall at all times retain ownership and control of all Confidential Information; and that the restrictions contained in this Section 9 are reasonable and necessary for the protection of BOK Financial's business.

(b)
All documents or other records containing or reflecting Confidential Information (“Confidential Documents”) prepared by or to which Executive has access are and shall remain the property of BOK Financial. Executive shall not copy or use any Confidential Document for any purpose not relating directly to Executive's Employment on BOK Financial's behalf, or use or disclose any Confidential Document to any party other than BOK Financial or its employees and shall not sell Confidential Documents to any party. Upon the termination of this Agreement or upon BOK Financial's request before or after such termination, Executive shall immediately deliver to BOK Financial or its designee (and shall not keep in Executive's possession or deliver to anyone else) all Confidential Documents and all other property belonging to BOK Financial. This paragraph shall not bar Employee from complying with any subpoena or court order, provided that Executive shall at the earliest practicable date provide a copy of the subpoena or court order to BOK Financial's Chief Executive Officer.

(c)
During the Term and for a period of four (4) years thereafter, regardless of the reason for termination of Executive's employment, (i) Executive shall not disclose any Confidential Information to any third party and (ii) Executive shall use Confidential Information only in connection with and in furtherance of Executive's Employment by BOK Financial and on behalf of its affiliates.

(d)
As used herein, Confidential Information means all nonpublic information concerning or arising from BOK Financial's business, including particularly but not by way of limitation trade secrets used, developed or acquired by BOK Financial in connection with its business; information concerning the manner and details of BOK Financial's operations, organization and management; financial information and/or documents and nonpublic policies, procedures and other printed or written material generated or used in connection with BOK Financial's business; BOK Financial's business plans and strategies; electronic files or documents prepared by BOK Financial or Executive containing the identities of BOK Financial's customers (including their addresses and telephone numbers), the nature and amounts of their assets and liabilities, and the specific individual customer needs being addressed by BOK Financial; the nature of fees and charges assessed by BOK Financial; nonpublic forms, contracts and other documents used in BOK Financial's business; the nature and content of any proprietary computer software used in BOK Financial's business, whether owned by BOK Financial or used by BOK Financial under license from a third party; and all other nonpublic information concerning BOK Financial's concepts, prospects, customers, employees, contractors, earnings, products, services, equipment, systems, and/or prospective and executed contracts and other business arrangements. Confidential Information shall not include (i) general skills and general knowledge of the industry obtained by reason of Executive's association with BOK Financial; (ii) information that is or becomes public knowledge through no fault or action of Executive; (iii) any information received from an independent third party who is under no duty of confidentiality with respect to the information; or (iv) any information that, on advice of counsel, Executive is required to disclose by law or regulation.

(10)
Surrender of Records and Property. Upon termination of Executive's employment with BOK Financial for whatever reason, in addition to Executive's obligations pursuant to Paragraph 9(b), Executive shall deliver promptly to BOK Financial all records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, data, tables, calculations or copies thereof that relate in any way to the business, products, practices or techniques of BOK Financial or any of its affiliates, and all other information of BOK Financial or any of its affiliates, including, but not limited to, all documents that in whole or in part contain any information which is defined in this Agreement as Confidential Information and which is in the possession or under the control of Executive.

(11)	Compliance with Section 409A. This Agreement is subject to the following provisions in order to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended (Section 409A”).

(a)
If any payment, compensation or other benefit provided to the Executive in connection with his employment termination is determined, in whole or in part, to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is a specified employee as defined in Section 409A(2)(B)(i), no part of such payments shall be paid before the day that is six (6) months plus one (1) day after the date of termination.

(b)
The Parties acknowledge and agree that Section 409A and its application, if any, to the terms of this Agreement may be subject to change as additional guidance and regulations become available. Anything to the contrary herein notwithstanding, all benefits or payments provided by the Company to the Executive that would be deemed to constitute “nonqualified deferred compensation” within the meaning of Section 409A are intended to comply with Section 409A. If, however, any such benefit or payment is deemed to not comply with Section 409A, the Company and the Executive agree to renegotiate in good faith any such benefit or payment (including, without limitation, as to the timing of any severance payments payable hereof) so that either (i) Section 409A will not apply or (ii) compliance with Section 409A will be achieved.

(c)
All payments required to be made by Bank hereunder to the Executive may be adjusted to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Bank may reasonably determine should be withheld pursuant to any applicable law or regulation.

(12)	Miscellaneous Provisions. The following miscellaneous provisions shall apply to this Agreement:

(a)
All notices or advices required or permitted to be given by or pursuant to this Agreement, shall be given in writing. All such notices and advices shall be (i) delivered personally or (ii) delivered for overnight delivery by a nationally recognized overnight courier service. Such notices and advices shall be deemed to have been given (i) the first business day following the date of delivery if delivered personally or (ii) on the date of receipt if delivered for overnight delivery by a nationally recognized overnight courier service. All such notices and advices and all other communications related to this Agreement shall be given as follows:

If to BOK Financial:

BOK Financial Corporation
Attn: Stanley A. Lybarger
Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192
Telephone No.: (918) 588-6000
Facsimile No.: (918) 295-6379
slybarger@mail.bok.com

and

Chief Human Resources Officer
Attn: Stephen D. Grossi
Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192
Telephone No. 918- 595-3153

With a Copy to:    Frederic Dorwart
Old City Hall
124 East Fourth Street
Tulsa, OK 74103-5010
Telephone No.: (918) 583-9945
Facsimile No.: (918) 583-8251
FDorwart@FDLaw.com

If to Executive:    Daniel H. Ellinor
8002 South Erie Avenue
Tulsa, Oklahoma 74136
Telephone No.: (918) 595-3185
dellinor@mail.bok.com

or to such other address as the Party may have furnished to the other Parties in accordance herewith, except that notice of change of addresses shall be effective only upon receipt.

(b)
This Agreement is made and executed in Tulsa, Oklahoma and all actions or proceedings with respect to, arising directly or indirectly in connection with, out of, related to or from this Agreement, shall be litigated in courts having situs in Tulsa, Oklahoma.

(c)	This Agreement shall be subject to, and interpreted by and in accordance with, the laws of the State of Oklahoma without regard to its conflict of law provisions.

(d)
This Agreement is the entire Agreement of the Parties respecting the subject matter hereof. There are no other agreements, representations or warranties, whether oral or written, respecting the subject matter hereof, except as stated in this Agreement.

(e)	This Agreement, and all the provisions of this Agreement, shall be deemed drafted by all of the Parties hereto.

(f)
This Agreement shall not be interpreted strictly for or against any Party, but solely in accordance with the fair meaning of the provisions hereof to effectuate the purposes and interest of this Agreement.

(g)
Each Party hereto has entered into this Agreement based solely upon the agreements, representations and warranties expressly set forth herein and upon her or his own knowledge and investigation. Neither Party has relied upon any representation or warranty of any other Party hereto except any such representations or warranties as are expressly set forth herein.

(h)
Each of the persons signing below on behalf of a Party hereto represents and warrants that he or she has full requisite power and authority to execute and deliver this Agreement on behalf of the Parties for whom he or she is signing and to bind such Party to the terms and conditions of this Agreement.

(i)
This Agreement may be executed in counterparts, each of which shall be deemed an original. This Agreement shall become effective only when all of the Parties hereto shall have executed the original or counterpart hereof. This Agreement may be executed and delivered by a facsimile transmission of a counterpart signature page hereof.

(j)
In any action brought by a Party hereto to enforce the obligations of any other Party hereto, the prevailing Party shall be entitled to collect from the opposing Party to such action such Party's reasonable litigation costs and attorneys fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).

(k)	This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, personal representatives, successors and assigns.

(l)	This is not a third party beneficiary contract, except BOK Financial (including each affiliate thereof) shall be a third party beneficiary of this Agreement.

(m)	This Agreement may be amended or modified only in a writing, as agreed to by the Parties hereto, which specifically references this Agreement.

(n)	A Party to this Agreement may decide or fail to require full or timely performance of any obligation arising under this Agreement. The decision or failure of a Party hereto to require full or timely performance of any obligation arising under this Agreement (whether on a single occasion or on multiple occasions) shall not be deemed a waiver of any such obligation. No such decisions or failures shall give rise to any claim of estoppel, laches, course of dealing, amendment of this Agreement by course of dealing, or other defense of any nature to any obligation arising hereunder.

(o)
In the event any provision of this Agreement, or the application of such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, or unenforceable to any extent for any reason, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, or unenforceable, shall not be affected and shall continue to be enforceable to the fullest extent permitted by law.

(p)
None of the compensation or other payments to Executive provided for in, or that may be made pursuant to, this Agreement are intended by the Parties to be deferred compensation within the meaning of Section 409A. If, however, the Executive is a " specified employee" as defined in Section 409A(a)(2)(B)(i), then the other provisions of this Agreement notwithstanding, no compensation that is "deferred compensation" within the meaning of Section 409A shall be paid to Executive sooner than six months and one day following the date of Executive s separation from service from the Company, as such date is determined in accordance with Section 409A.

Dated as of the Agreement Date.

BOK Financial Corporation
/s/ Stanley A. Lybarger
Name: Stanley A. Lybarger
Title: President and Chief Executive Officer

Executive

/s/ Daniel H. Ellinor
Individually